Securian Funds Trust

Supplement dated February 8, 2017 to the Statement of Additional Information dated April 29, 2016.

On October 27, 2016, Gregory S. Strong resigned as a trustee of Securian Funds Trust. In his place, the Board of Trustees elected David M. Kuplic to serve as an interested trustee, also effective October 27, 2016.

The following information about David M. Kuplic replaces the information about Gregory S. Strong in the section entitled “Interested Trustee” on page 52:

David M. Kuplic Age 59	Trustee since October 27, 2016	Senior Vice President, Minnesota Life Insurance Company since June 2007; Executive Vice President and Director, Advantus Capital Management, Inc. since July 2007

The following paragraph replaces the last paragraph on page 54:

Mr. Kuplic’s investment management experience, including in the roles of Executive Vice President and Director of Advantus Capital, since July of 2007, and President of Securian Funds Trust, since July of 2011, has given him intimate familiarity with the Trust, its Funds, and their operations and enables him to provide valuable perspective on investment management and fund administration.

On November 16, 2016, the Governance Committee of the Securian Funds Trust Board of Trustees unanimously adopted a resolution to increase the compensation paid to members of the Board of Trustees who are not currently affiliated with Advantus Capital Management, Inc. (or any of its affiliates). The increase took effect January 1, 2017.

The compensation schedule in the section entitled “Compensation and Fees” on page 55 is replaced with the following:

Annual retainer	$50,000
Fee per in-person or 2 hour or longer telephonic board meeting	4,500
Fee per in-person or 2 hour or longer telephonic committee meeting	2,000	*
Fee per telephonic board or committee meeting if less than 2 hours in duration	1,000

*No separate fee will be paid for committee meetings of 30 minutes or less that are adjacent to an in-person board meeting.

On January 6, 2017, shareholders of the SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund voted to approve the use of a manager of managers strategy which permits these funds’ investment adviser to enter into and/or materially amend investment advisory agreements with sub-advisers with the approval of the Board of Trustees, but without obtaining shareholder approval.

The second paragraph on page 56 is replaced with the following:

The Trust and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission allowing them, upon approval of Fund shareholders, to use a “manager of managers” strategy related to the management of the Trust. The shareholders of each Fund have approved the use of the exemptive order. Under the manager of managers strategy, Advantus Capital may select new Fund sub-advisers upon the approval of the Trust’s Board of Trustees but without shareholder approval. Advantus Capital may also change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any sub-adviser changes.

Advantus Capital is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement. Advantus Capital retains ultimate responsibility for the investment performance of each fund employing a sub-adviser. Investors in the Trust (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life or other insurance companies to which the Trust has sold its shares) are, in effect, electing to have Advantus Capital either manage the investment of a Fund’s assets or select one or more sub-advisers to achieve the Fund’s investment objective.

Please retain this supplement for future reference.